Emerging Markets Growth Fund/SM/

Seeks Long-Term Growth of Capital by Investing in Companies Operating in Developing Countries Around the World

Annual Report

For the Year Ended June 30, 2000

[illustration of world map]



Fellow Shareholders:

The 12 months ended June 30 - our 2000 fiscal year - produced another roller coaster ride in emerging markets stocks. Prices declined, rallied dramatically for a couple of months, leveled off, fell sharply again, and then rallied once more toward the close of the fiscal year. For investors in Emerging Markets Growth Fund, it was a case of all's well that ends well. The value of your holdings rose 25.6%* for the 12 months. During this same period, the unmanaged Morgan Stanley Capital International Emerging Markets Free (EMF) Index, which tracks stocks in 26 developing countries, was up 9.5%.

*All percentage gain/loss figures are in U.S. dollars and include reinvestment of distributions unless otherwise indicated.

The longer term comparisons with the EMF Index also are favorable. For the five years ended June 30 - a period marked by wide swings in the market - the fund generated a total return of 63.7%, compared with a 5.0% increase recorded by the index. For the 10 years ended June 30, the fund's total return was 304.5% vs. 135.4% for the index.

Both in absolute terms and relative to our benchmark, Emerging Markets Growth Fund's fiscal 2000 results were particularly satisfying. They were achieved in an environment that saw emerging markets buffeted by numerous political and economic crosscurrents and hit especially hard by two developments that originated outside our investment universe: the selloff in U.S. technology stocks and concern that rising interest rates could eventually hurt the developing world. These factors combined to drive the EMF Index down more than 20% (excluding reinvestment) between mid-March and the latter part of May.

[Begin Sidebar]
EMGF Total Returns vs. Morgan Stanley Capital International Emerging Markets Free (EMF) Index for periods ended 6/30/00 (with distributions reinvested)

                        Emerging            Annualized         MSCI             Annualized
                        Markets                                Emerging
                        Growth Fund                            Markets
                        (EMGF)                                 Free
                                                               Index

12 Months               +25.6%              -                  +9.5%            -

3 Years                 +9.7                +3.1%              -14.2            -5.0%

5 Years                 +63.7               +10.4              +5.0             +1.0

10 Years                +304.5              +15.0              +135.4           +8.9


[End Sidebar]

A closer look at our results shows that in April, when the index recorded its largest one-month drop in the fiscal year (-9.5%), Emerging Markets Growth Fund held its ground slightly better, declining 8.0%. In December, when the index posted its biggest one-month increase (+12.7%), the fund outpaced it, rising 18.0%. Our gain for the year came mainly in November and December; during most of the other 10 months, the share value was either down, up modestly or virtually flat.

Participating in Strong Up Moves

In a sense, fiscal 2000 was a microcosm of our lifetime record. Since operations began in 1986, the fund has produced an average annual return of 22.1%, but the advance has been anything but steady. There have been four years when the share value rose more than 30%, including three years when it gained more than 40%. During the other years it showed smaller increases or declined. We mention this because it underscores the importance of maintaining a long-term perspective. Historically, emerging markets have offered an opportunity for excellent returns, but they are extremely volatile. Investors who try to guess when the strong "up" moves are coming run the risk of missing them. Without full participation in those moves, the results would be considerably less impressive.

Geographically, Emerging Markets Growth Fund is diversified somewhat similarly to the EMF Index. However, the make-up of its portfolio differs markedly from the composition of the index. Although the fund owns shares in nearly 400 companies domiciled in 41 countries, there is a heavy concentration in companies that our research has identified as superior investment opportunities. They are, by and large, world-class firms which happen to be based in developing countries. Many of them either did not exist when the fund began or were government-controlled entities that have since been privatized and revitalized.

In fiscal 2000, our results benefited greatly from strong performances by a number of these holdings, including some of our largest positions. At fiscal year-end, our 10 largest stocks accounted for 31% of net assets. Nine of the 10 were in the portfolio for the entire year, and six of those nine rose in price more than 50%. Two of the six - Infosys Technologies and Samsung Electronics - registered triple-digit gains.

[Begin Sidebar]
Ten Largest Equity Holdings

                                                       Percent of       Percent of
                                                       Net Assets       Gain/Loss for
                                                                        the 12 Months
                                                                        Ended
                                                                        6/30/00*
                                                                        (in U.S.
                                                                        Dollars)

Samsung Electronics                                    7.24%            +222.06%

Telefonos de Mexico (Telmex)                           6.19             +41.56

Taiwan Semiconductor Manufacturing                     5.07             +59.42

Infosys Technologies                                   2.48             +346.21

Turkiye Is Bankasi                                     2.27             +20.26

Grupo Televisa                                         1.89             +53.84

Banco Itau                                             1.64             +70.99

Yapi ve Kredi Bankasi                                  1.58             -23.04

Cia. Cervejaria Brahma                                 1.37             +50.28

Dimension Data Holdings                                1.36             -**


*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

** Dimension Data shares were first purchased by the fund in March 2000. [End Sidebar]


The Benefits of Research

Several adjustments were made in the portfolio during the year. We took profits in Latin American telecommunications stocks, though we still have some sizable positions, including Telefonos de Mexico (Telmex). Additionally, during the fallout from the selloff on the Nasdaq, we added to the fund's technology investments, chiefly in the Asia-Pacific region. And, for the first time in several years, we increased our investments in banks based in Asia, principally in South Korea, Malaysia and India. It is worth recalling that, relative to the EMF Index, the fund was underrepresented in the Asian banking industry as well as in the Malaysian market during the mid-to-late '90s, a period when that market and Asian bank stocks were particularly weak. Recently, Morgan Stanley Capital International restored Malaysia to the EMF Index after removing it more than a year earlier when the Malaysian government imposed capital controls. Additionally, Taiwan's weighting in the index has been increased, and the China portion has been redefined to incorporate into the index four additional companies, including China Mobile, that country's leading provider of cellular telecommunications services.


[Begin Sidebar]


Where The Fund's Assets Are Invested

                            PERCENT OF NET ASSETS                                                   MSCI EMF        Market

                                                                                          Index /1/       Value
                                                                                                          of
                                                                                                          Holdings

                            6/30/98       6/30/99         12/31/99        6/30/00         6/30/00         6/30/00
                                                                                                          (in
                                                                                                          thousands)

Asia/Pacific

China                       .7%           .4%             .6%             1.2%            6.5%            $264,195

Hong Kong                   .7            .7              1.3             1.5             -               332,531

India                       5.6           5.5             7.8             8.1             7.5             1,830,256

Indonesia                   1.4           3.0             2.8             1.9             1.0             435,272

Malaysia                    .9            2.2             1.7             2.2/2/          6.5/2/          491,609

Pakistan                    .1            .1              .1              -               .3              12,108

Philippines                 2.7           2.4             1.4             1.0             .8              224,635

South Korea                 2.1           7.9             10.9            15.2            14.0            3,447,198

Sri Lanka                   .1            -               -               -               .0              3,381

Taiwan                      6.5           10.9            9.1             10.0/3/         12.7/3/         2,263,040

Thailand                    .5            .9              .6              .2              1.7             49,781

Vietnam                     -             -               -               -               -               2,051

                            21.3           34.0           36.3            41.3            51.0            9,356,057

Latin America

Argentina                   8.7           4.7             3.1             1.1             1.7             265,748

Brazil                      16.1          10.1            9.6             10.7            8.6             2,416,101

Chile                       3.2           3.2             1.8             1.0             2.8             224,585

Ecuador                     .1            -               -               -               -               143

Mexico                      10.8          14.4            12.7            13.7            9.3             3,098,365

Panama                      .7            .1              .1              -               -               11,531

Peru                        2.0           1.1             1.1              .5             .6              110,891

Republic of Colombia        -             -               -               .1              .2              13,815

Venezuela                   1.3           .9              .5              .4              .5              90,124

                            42.9          34.5            28.9            27.5            23.7            6,231,303

Eastern Europe

Bulgaria                    .2            -               -               -               -               3,843

Czech Republic              .3            .6              .5              .5              .6              104,566

Hungary                     .9            2.3             2.0             1.6             1.0             356,988

Kazakhstan                  -             -               -               -               -               540

Poland                      1.4           2.0             1.6             1.9             1.2             419,465

Republic of Croatia         .8            .6              .4              .3              -               78,462

Russian                     3.8           2.0             1.7             1.9             2.1
Federation/4/

Slovakia                    .1            -               -               -               -               2,876

Ukraine                     .1            -               -               -               -               1,441

                            7.6           7.5             6.2             6.2             4.9             1,389,040

Other Markets

Botswana                    -             -               -               -               -               2,965

Egypt                       .1            .1              .8              .6              -               130,824

Estonia                     -             .1              .1              -               -               10,213

Ghana                       .2            .1              .1              -               -               11,099

Greece                      2.1           1.5             1.1             .7              4.3             155,746

Israel                      -             1.8             2.4             4.2             4.6             954,025

Kenya                       -              -              -               -               -               277

Mauritius                   .1            -               -               -               -               7,310

Morocco                     .3            .2              .1              .1              -               28,315

Nigeria                     -             -               -               .1              -               15,337

Portugal                    1.6           .1              .2              .2              -               31,842

South Africa                4.5           5.6             6.5             5.6             8.0             1,272,766

Turkey                      6.0           5.2             9.8             7.3             3.4             1,641,557

                            14.9          14.7            21.1            18.8            20.3            4,262,276

Multinational               2.6           2.6             2.7             2.7                             612,360

Other/5/                    .5            3.3             2.4             1.5                             338,124

Cash & Equivalents          10.2          3.4             2.4             2.0                             449,490

TOTAL                       100.0%        100.0%          100.0%          100.0%                          $22,638,650



/1/Morgan Stanley Capital International Emerging Markets Free (EMF) Index also includes Jordan (0.1% at 6/30/00 and 12/31/99). A dash indicates that the market is not included in the index. Source: Morgan Stanley Capital International Perspective.

/2/In November 1998, Malaysia was removed from the index; in May 2000, it was re-included at full weight.

/3/In May 2000, Taiwan's weighting in the index was increased from 50% to 65% of that country's market capitalization.

/4/Includes investments in companies incorporated outside the region that have significant operations in the region.

/5/Includes stocks in initial period of acquisition. Also may include investments in markets where the holdings represent a percentage of net assets of less than 0.05%.
[End Sidebar]


We certainly do not lay claim to infallibility as investors. We have made, and doubtless will continue to make, our share of mistakes. However, we believe that the fund's favorable results relative to its benchmark this past year reflects the deepening of our research effort and the knowledge of companies and markets that our team of investment professionals has acquired over an extended period of time. Capital International's investment intelligence operation has expanded steadily and is approaching a magnitude and an experience level that could be very difficult for others to duplicate. Some indication of the scope of these activities can be gleaned from the fact that we made more than 2,700 research calls in emerging markets during calendar 1999. Many were repeat calls on company officials with whom our analysts have established solid working relationships over the years. It is noteworthy, too, that the team of nine portfolio managers making the majority of our buy and sell decisions includes two who have held this responsibility since 1986.

[Begin Sidebar]
Percent Change In Key Markets/1/

                                                       Twelve Months                    Six Months
                                                       Ended 6/30/00                    Ended 6/30/00

                                                       Expressed        Expressed       Expressed        Expressed
                                                       in U.S.          in Local        in U.S.          in Local
                                                       Dollars          Currency        Dollars          Currency

Argentina                                              3.9%             3.9%            -3.4%            -3.5%

Brazil (Free)/2/                                       40.6             45.0            -0.2             -0.1

Chile                                                  0.1              4.1             -7.3             -5.6

China (Free)/2/                                        -29.9            -29.6           0.9              1.1

Colombia                                               -32.4            -16.9           -35.2            -25.5

Czech Republic                                         6.3              12.1            6.2              9.9

Greece                                                 -7.0             3.8             -25.7            -20.8

Hungary                                                12.8             26.6            -7.8             -1.5

India                                                  32.3             36.3            -3.3             -0.8

Indonesia (Free)/2/                                    -48.2            -34.1           -43.5            -29.9

Israel                                                 60.9             62.1            26.5             25.2

Jordan                                                 -14.3            -14.5           -18.4            -18.4

Malaysia (Free)/2/                                     25.8             6.9             4.1              4.1

Mexico (Free)/2/                                       11.2             16.1            -6.0             -3.0

Pakistan                                               43.3             45.0            2.3              3.0

Peru                                                   -3.9             0.0             -3.1             -3.6

Philippines (Free)/2/                                  -48.0            -40.9           -35.9            -31.3

Poland                                                 2.0              13.2            1.5              6.8

Russia                                                 40.2             -/3/            -5.6             -/3/

South Africa                                           2.3              14.9            -15.3            -6.7

South Korea                                            5.0              1.2             -2.9             -4.4

Sri Lanka                                              1.5              12.3            -16.1            -6.7

Taiwan                                                 4.4              -0.4            -2.7             -4.4

Thailand (Free)/2/                                     -40.5            - 36.7          -36.0            -33.2

Turkey                                                 118.0            220.0           -10.2            2.6

Venezuela                                              12.0             26.0            19.0             25.1

Emerging Markets

  Growth Fund                                          25.6                             -3.3


/1/Including reinvestment. All indexes are compiled by Morgan Stanley Capital International and are unmanaged.

/2/The fund is invested in the "free" Brazilian, Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.

/3/Index is quoted in U.S. dollars only.
[End Sidebar]


Outlook and Open-End Status

As we move further into the new millennium, our expectation is that many developing countries will continue to stay on the path of rapid growth and offer potentially attractive investment opportunities requiring careful evaluation. We also suspect that the volatility which characterizes our investment universe is not about to disappear and may not even diminish. Our intention is to continue researching companies aggressively, paying close attention to valuations and making every effort to capitalize on periodic price weakness in the marketplace.

Finally, we might point out that fiscal 2000 saw considerable activity in the fund's shares. Redemptions and new investments roughly canceled each other out. Each topped the $2 billion mark, leaving Emerging Markets Growth Fund with a net inflow of about $30 million for the year. Several of the redemptions were the result of asset-allocation decisions that called for a reduction in exposure to emerging markets following the gains that were realized over the past couple of years. We view the activity in the shares as a further indication that the conversion to an open-end interval fund is proving successful; it has facilitated liquidity without adversely affecting the fund's operations.

We look forward to reporting to you again in another six months.

Sincerely,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Nancy Englander
Nancy Englander
President

August 18, 2000


Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 2000 - 10 years: +304.47%, or +15.00% a year; 5 years: +63.70%, or +10.36% a year; 12 months: +25.63%.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the prospectus.

The Investment Landscape

We believe that good companies are good companies wherever they may be based. The geographic concentrations of assets found in Emerging Markets Growth Fund's portfolio rarely reflect any determination on our part to invest more in one country or region. More often, they are the by-product of buy and sell decisions made on a stock-by-stock basis, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is a look at the investment landscape in the fund's five largest areas of concentration on June 30. The five account for more than half of net assets. (Percentage changes for markets and stock prices are in U.S. dollars.)

South Korea (15.2% of net assets)

The June summit between the leaders of North and South Korea generated bold headlines and speculation about possible reunification - a development that could importantly alter the balance of power in East Asia. It also could prove very costly for South Korea, by far the wealthier of the two countries. The reality is that political unification is unlikely anytime soon. A number of small steps may be taken in coming months, however, to maintain the spirit of the summit and improve relations between the two countries, who have been sworn enemies for half a century.

Meanwhile, South Korea's economy continues to rebound. It grew by almost 11% in calendar 1999 and should expand by another 8% or so this year. Corporate restructurings and takeovers by foreign companies have been moving forward. There is some concern that a revamping of the country's financial sector could be hampered by fragile investment trust corporations (ITCs), which hold large amounts of bonds issued by firms that have gone bankrupt.

Recently, the balance sheets of several of the better-managed South Korean banks have shown good improvement. Over the past few months, taking advantage of price weakness, we have made significant investments in that industry for the first time since the early 1990s. During the drop of more than 50% in the Kosdaq (Korea's version of the Nasdaq) in the final half of the fiscal year, we also added to our holdings of quality technology stocks.

For the 12 months, the South Korean market registered a 5% gain (1% in won). Our largest investment there, Samsung Electronics, has become the biggest single holding in the portfolio, representing just over 7% of net assets. This stock soared 222% for the fiscal year. A diversified electronics manufacturer with global production capability in CDMA wireless handsets, dynamic random access memory (DRAM) chips and other computer components, Samsung has undergone a restructuring of its management and work force that in many ways exemplifies the positive changes taking place throughout much of South Korea's economy.

Mexico (13.7% of net assets)

The July election that elevated Vicente Fox to the presidency ended over 70 years of rule by the PRI and signaled the most important shift in power since the Mexican Revolution in the early part of the 20th century. The civility and calm accompanying the victory by Fox's National Action Party came as a relief to those who have grown accustomed to civil unrest and currency crises around election time.

The election, which took place two days after the close of the fund's fiscal year, was followed by a rally in the stock market and a strengthening of the peso. At the same time, there is uncertainty about what might occur on the political scene or in the markets during the long transition before Fox takes office in December. His ability to govern effectively with a divided Congress is also obviously still in question.

A former president of Coca-Cola's Mexican subsidiary, the Harvard-educated Fox is expected to lead a market-friendly, pragmatic administration. He inherits a strong economy that is growing rapidly and causing some uneasiness about inflation.

The Mexican stock market gained 11% in fiscal 2000 (16% in pesos). A majority of the fund's 21 holdings were on the plus side for the year. Telmex, our largest Mexican holding (and the second-largest position in the portfolio) rose 42%. Another large investment that did well was Grupo Televisa, which went up 54%; Televisa is Mexico's leading media company and the world's largest producer of Spanish-language broadcasts.

Brazil (10.7% of net assets)

Brazil, emerging from recession, continues to make slow but steady progress. The country appears to have captured the benefits of the February 1999 devaluation without experiencing significant ill effects. Inflation remains relatively moderate. Interest rates are lower than they have been in several years. The trade picture is improving. Direct foreign investment is at a record high. After growing a modest 1% last year, the economy appears headed for about a 4% expansion in calendar 2000.

Whether the recovery is sustainable has yet to be determined. Brazil could be on the verge of faster growth, but it has a history of periodic bursts of inflation and currency instability. It still must find a way to accelerate the pace of privatization in the energy and utility sectors and deal with a bankrupt pension system and a costly government bureaucracy. However, for the moment, nearly everything appears to be moving in the right direction, and the country is being cited as an example of how to make fiscal reform gradually succeed in a developing country.

The Brazilian stock market rose 41% (45% in local currency) during the 12 months ended June 30. The fund currently owns shares in 27 Brazilian companies, most of which recorded gains for the year. Our investments are concentrated in two industries: telecommunications- where we hold shares in wireless, cellular and long-distance firms spun off from Telecomunicacoes Brasileiras (Telebras) - and banking. The largest bank holdings are Banco Itau and Unibanco; those two stocks went up 71% and 19%, respectively, during the year.

In recent months, we have added to our investments in several carefully selected issues, including Petrobras, a partially denationalized oil company that has substantial assets and deep-water reserves. That stock went up 102% during the fiscal year. Another large holding is Cervejaria Brahma, Brazil's largest brewery, which is currently involved in merger activity; it rose 50% for the year.

Taiwan (10.0% of net assets)

A fair amount of rather muted and somewhat predictable saber rattling surrounded the election of Chen Shui-bian, the first Taiwanese leader in more than 50 years from outside the Nationalist Party. Mr. Chen's victory did not provoke military action from China, as Beijing had repeatedly threatened. Instead, it was followed by post-election verbal jousting and further debate over the definition of the term "one China." All signs point to a continuation of the stalemate that has prevented the two sides from settling their differences.

The Taiwanese economy keeps rolling along. So far in calendar 2000, gross domestic product appears to be growing at a rate of about 7%, with only moderate inflation. The Taiwanese stock market, dominated by technology issues, fell sharply in reaction to the slump in U.S. tech stocks before recovering to some extent in June. It ended the 12 months up 4% in U.S. dollars, but down 0.4% in local currency.

Taiwan continues to be a good example of a country where our investment strategy is based chiefly on the global competitiveness and prospects for the companies in which we invest rather than on macroeconomic or political considerations. Our holdings there, rather than being widely diversified, remain concentrated in the semiconductor industry. The largest single position (and the third largest in the portfolio) is Taiwan Semiconductor Manufacturing, the world's biggest integrated circuit foundry. This company has become very dominant in its field; in fiscal 2000, the stock rose 59%.

India (8.1% of net assets)

The Indian market was extremely volatile during the 12 months ended June 30. A buying frenzy started in the October-December quarter, followed by a steep drop in the second half of the fiscal year. This decline was a reaction to the global selloff in technology shares combined with apprehension about rising interest rates. In June, the market rallied, finishing the fiscal year up 32% (36% in local currency).

India's political and economic landscape generally remained stable over the course of the year. A majority attained by the BJP-led government in parliamentary elections raised hopes for a renewed commitment to economic reform and further privatization of government-dominated industries. However, several recent state elections point to a level of disenchantment with the BJP for having failed to deliver on its promise to accelerate public spending and infrastructure development.

The Indian economy remains on a fairly sound footing. Gross domestic product is growing at about a 6% rate, with inflation of around 5%. The monsoons appear to be arriving on schedule, suggesting strong agricultural output and reasonably stable food prices during the coming year. Consumer confidence has improved. Foreign investment has increased, particularly among pharmaceutical and consumer goods companies and firms searching for low-cost outsourcing of technology-related products.

Emerging Markets Growth Fund owns shares in 46 Indian companies. Our two largest positions are Infosys, which sells low-cost software to corporations around the world, and Hindustan Lever, India's largest consumer products company. Infosys rose 346% during the fiscal year; Hindustan Lever was up 16%.


About the Fund, its Adviser & its Portfolio

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. The fund started with $50 million in assets, 13 institutional shareholders and a small portfolio of stocks representing four markets. Today it has more than 400 times that amount of assets, together with over 700 shareholders - many of whom have been with us for quite a few years - and a portfolio of securities representing nearly 400 companies based in Latin America, Eastern Europe, the Mediterranean, the Asia-Pacific region and Africa.

Initially, the fund's investments were primarily in companies domiciled in Southeast Asia and involved in industries important to a developing country's infrastructure. While the fund still holds a number of these investments, over the years the portfolio has become increasingly global, and within Asia there has been a shift toward manufacturing-based businesses, quite a few of which are found in countries in the Northeast that have developed a strong industrial base.

Capital International, Inc. is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. The organization has been involved in international investing since the 1950s. Its investment management affiliates employ a value-oriented, research-driven approach. They maintain a global investment intelligence network that continues to grow and currently employs more than 100 investment professionals based on three continents. These professionals include analysts and portfolio managers, born in over 30 countries, who speak a variety of languages. They travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies, including firms based in less-developed countries.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in emerging markets. Currently the organization has more than 30 analysts covering these markets, compared with four in 1986; these analysts also manage a portion of the fund. The bulk of its assets are managed by nine portfolio managers, compared with two in 1986. During the mid-1990s, an extremely trying period in emerging markets, this team of investment professionals and analysts remained essentially intact.

The Capital organization's extensive research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including Emerging Markets Growth Fund - an important competitive edge.


EMERGING MARKETS GROWTH FUND
INVESTMENT PORTFOLIO,
June 30, 2000

                                                                                                  Percent
                                               Equity     Securities                                   of
                                              Common       Preferred      Convertible                 Net
INDUSTRY DIVERSIVERSIFICATION                  Stocks          Stocks            Bonds   Bonds     Assets
Electronic Components                            0.18%           0.17%              --      --      18.18%
Diversified
Telecommunication Services                       12.64            0.55              --    0.05%      13.24
Banking                                          10.40            1.80              --      --       12.20
Beverages & Tobacco                               4.52            1.75              --      --        6.27
Wireless Telecommunication
Services                                          3.27            2.85              --     0.02       6.14
IT & Consulting Services                          5.61            0.00              --      --        5.61
Energy Sources                                    3.18            0.73            0.10%    0.00       4.01
Other Industries                                 29.63            1.68             0.32    0.73      50.36

                                                 87.26            9.53             0.42    0.80      98.01

Short Term Securities                                                                                 5.09
Excess of payables over                                                                            (3.10)
 cash and receivables
Net Assets                                                                                         100.00%


EMERGING MARKETS GROWTH FUND
INVESTMENT PORTFOLIO, June 30, 2000

                                                                                                Number of
                                                                                                    Shares
                                                                                                        or        Market  Percent
                                                                                                 Principal         Value   Of Net
EQUITY SECURITIES                                                                                   Amount          (000)  Assets
(Common and preferred stocks and convertible debentures)
--------------------------------------------                                                      --------      --------   ------
ARGENTINA - 1.09%
Banco de Galicia y Buenos Aires SA, Class B                                                       3,469,530       $13,018
Banco de Galicia y Buenos Aires SA, Class B (ADR)                                                 3,227,275        47,804    0.27%
Banco Frances del Rio de la Plata SA                                                                743,100         5,465
Banco Frances del Rio de la Plata SA (ADR)                                                          440,210         9,520      .07
BI SA (acquired 10/21/93, cost:$5,699,000)(1)                                                     6,130,000         6,075      .03
CEI Citicorp Holdings SA, Class B (2)                                                               120,770           483      .00
Hidroneuquen SA (acquired 11/11/93, cost: $29,111,000)(1)(2)(3)                                  28,022,311        14,028      .06
IRSA Inversiones y Representaciones SA                                                            1,538,644         3,541
IRSA Inversiones y Representaciones SA (GDR)                                                        694,668        15,891      .08
Nortel Inversora SA, Class A, preferred (ADR)                                                       625,231         7,940
 (acquired 11/24/92, cost: $4,136,000)(1)
Nortel Inversora SA, Class B, preferred (ADR)                                                       982,440        18,666      .12
Quilmes Industrial SA, nonvoting preferred (ADR)                                                  2,782,400        30,954      .14
Telecom Argentina STET-France Telecom SA, Class B                                                 2,830,865        15,635
Telecom Argentina STET-France Telecom SA, Class B (ADR)                                           2,066,800        56,837      .32
                                                                                                                --------   ------
                                                                                                                  245,857     1.09
                                                                                                                --------   ------


BOTSWANA - 0.01%
Sechaba Breweries Ltd.                                                                            3,577,700         2,965      .01
                                                                                                                --------   ------


BRAZIL - 10.49%
Aracruz Celulos SA, preferred nominative (ADR)                                                      528,000        10,197      .05
Banco Itau SA, preferred nominative                                                           4,222,711,000       371,421     1.64
Banco Nacional SA, ordinary nominative (2)                                                        2,500,000            -
Banco Nacional SA, preferred nominative (2)                                                     215,940,814            -        -
Banco Real de Investimento SA, preferred nominative                                               4,623,000         8,466      .04
Bompreco SA Supermercados do Nordeste,                                                              518,650         4,668      .02
preferred nominative (GDR) (2)
Cia. Cervejaria Brahma, ordinary nominative (ADR)                                                    11,224           136
Cia. Cervejaria Brahma, preferred nominative (ADR)                                               18,316,360       311,378     1.37
Cia. de Tecidos Norte de Minas - COTEMINAS,                                                       2,777,384           162
ordinary nominative
Cia. de Tecidos Norte de Minas - COTEMINAS, ordinary                                                535,000         1,538
 nominative (GDR)
Cia. de Tecidos Norte de Minas - COTEMINAS,                                                      98,900,466         8,425      .04
preferred nominative
Cia. Energetica de Minas Gerais - CEMIG, preferred                                                2,367,582        40,841      .18
 nominative (ADR)
Cia. Vale do Rio Doce, ordinary nominative                                                          861,700        21,514
Cia. Vale do Rio Doce, preferred nominative (ADR)                                                 5,658,437       158,436      .79
Consorcio Real Brasileiro de Administracao SA,                                                    1,091,000         1,332      .01
Class F, preferred nominative
Embratel Participacoes SA, preferred nominative  (ADR)                                            3,579,415        84,564      .37
GP Capital Partners, LP (acquired 1/28/94,                                                           27,000        12,895      .06
cost: $17,922,000)(1)
Itausa - Investimentos Itau SA, preferred nominative                                             91,501,372        88,861      .39
Petroleo Brasileiro SA - PETROBRAS, ordinary nominative                                           2,169,310        63,779
Petroleo Brasileiro SA - PETROBRAS, preferred                                                     5,410,780       163,000     1.00
 nominative (ADR)
Realpar Participacoes SA, Class A, preferred nominative                                               3,000             5      .00
REAL SA Participacoes e Administracao, Class A,                                                       3,000             3      .00
 preferred nominative
Souza Cruz SA, ordinary nominative                                                                1,044,600         6,255      .03
Tele Celular Sul Participacoes SA, ordinary nominative                                          154,223,600           544
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                                     2,007,900        90,858      .40
Tele Centro Oeste Celular Participacoes SA, ordinary nominative                                   3,092,000            12
Tele Centro Oeste Celular Participacoes SA,                                                       6,856,325        82,276      .36
preferred nominative (ADR)
Tele Centro Sul Participacoes SA, preferred nominative (ADR)                                         94,100         6,875      .03
Telecomunicacoes Brasileiras SA, preferred nominative (ADR)                                       1,273,000       123,640      .55
Tele Leste Celular Participacoes SA, ordinary nominative (2)                                      3,435,300             3
Tele Leste Celular Participacoes SA, preferred nominative (ADR)                                     281,647        12,463      .06
Telemig Celular Participacoes SA, ordinary nominative                                             9,071,600            29
Telemig Celular Participacoes SA, preferred nominative (ADR)                                      1,000,858        71,561      .36
Telemig Celular Participacoes SA, Class C, preferred nominative                                 385,295,000         9,836
Tele Nordeste Celular Participacoes SA, ordinary nominative (2)                                   3,092,000             8
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR)                                  771,874        53,452      .24
Tele Norte Celular Participacoes SA, ordinary nominative                                          8,728,300             8
Tele Norte Celular Participacoes SA, preferred nominative (ADR)                                     385,342        19,556      .09
Telesp Celular Participacoes SA, preferred nominative                                         3,368,784,393        60,945
Telesp Celular Participacoes SA, preferred nominative (ADR)                                       5,447,130       244,440     1.35
Unibanco-Uniao de Bancos Brasileiros SA, units                                                1,302,252,000        75,873
Unibanco-Uniao de Bancos Brasileiros SA, units (GDS)                                              5,711,650       164,210     1.06
                                                                                                                --------   ------
                                                                                                                2,374,465    10.49
                                                                                                                --------   ------


CHILE - 0.99%
Antofagasta PLC                                                                                   4,905,330        26,389      .12
Cia Cervecerias Unidas SA (ADS)                                                                     872,900        19,804      .09
Compania de Telecomunicaciones de Chile SA (ADR)                                                  1,236,461        22,411      .10
Distribucion y Servicio D&S SA (ADR)                                                              1,538,000        26,723      .12
Embotelladora Andina SA, Class A, preferred nominative(ADR)                                       2,868,050        33,700
Embotelladora Andina SA, Class B, preferred nominative(ADR)                                       2,067,200        19,768      .23
Empresa Nacional de Electricidad SA (ADR) (2)                                                     4,998,718        55,298      .24
Linea Aerea Nacional Chile SA (ADS)                                                               1,019,700         7,393      .03
Santa Isabel SA (ADR)(3)                                                                          1,186,100         9,118      .04
Sociedad Quimica y Minera de Chile SA, Class A (ADR)                                                  9,825           216
Sociedad Quimica y Minera de Chile SA, Class B (ADR)                                                169,200         3,765      .02
                                                                                                                --------   ------
                                                                                                                  224,585     0.99
                                                                                                                --------   ------


CHINA - 1.17%
AsiaInfo Holdings, Inc. (2)                                                                         546,100        24,404      .11
China Eastern Airlines Corp. Ltd., Class H (2)                                                   41,520,000         5,273
China Eastern Airlines Corp. Ltd., Class H (ADR) (2)                                                175,700         2,185      .03
China Mobile (Hong Kong) Ltd.(2)                                                                 21,035,900       185,522
China Mobile (Hong Kong) Ltd. (ADR)(2)                                                               60,500        10,758      .87
Huaneng Power International, Inc., Class N (ADR)                                                    698,700         9,301      .04
Jiangsu Expressway Co. Ltd.(3)                                                                   91,034,000        14,130      .06
Shandong International Power Development Co. Ltd. (Hong Kong)                                    85,561,000        12,622      .06
                                                                                                                --------   ------
                                                                                                                  264,195     1.17
                                                                                                                --------   ------


COLOMBIA - 0.06%
Bancolombia SA, preferred nominative (2)                                                         27,088,700        13,815      .06
                                                                                                                --------   ------


REPUBLIC OF CROATIA - 0.35%
PLIVA DD (GDR)                                                                                    7,544,396        78,462      .35
                                                                                                                --------   ------


CZECH REPUBLIC - 0.46%
CESKE RADIOKOMUNIKACE AS (GDR) (2)                                                                1,178,300        52,435      .23
CESKE TELECOM, AS (2)                                                                             3,054,140        51,474
CESKY TELECOM, AS (GDR) (2)                                                                          39,200           657      .23
                                                                                                                --------   ------
                                                                                                                  104,566     0.46
                                                                                                                --------   ------


ECUADOR - 0.00%
La Cemento Nacional SA (GDR)                                                                          2,376           143      .00
                                                                                                                --------   ------


EGYPT - 0.58%
AL-Ahram Beverages Co. (GDR)(2)(3)                                                                1,049,600        18,001      .08
Mobinil - Egyptian Mobile Services (2)                                                            3,459,000       112,823      .50
                                                                                                                --------   ------
                                                                                                                  130,824     0.58
                                                                                                                --------   ------


ESTONIA - 0.05%
AS Eesti Telekom (GDR)                                                                              509,400        10,213      .05
                                                                                                                --------   ------


GHANA - 0.05%
Ashanti Goldfields Co. Ltd. (2)                                                                     698,714         1,223
Ashanti Goldfields Co. Ltd. (GDR) (2)                                                               129,947           227
Ashanti Goldfields Co. Ltd. 5.50% exchangeable note March 15, 2003                              $15,195,800         9,649      .05
                                                                                                                --------   ------
                                                                                                                   11,099     0.05
                                                                                                                --------   ------


GREECE - 0.69%
Aluminium de Grece SAIC                                                                              61,640         2,328      .01
Hellenic Bottling Co. SA                                                                          3,415,400        54,320      .24
Hellenic Telecommunications Organization SA (ADR)                                                 5,947,600        72,486      .32
Panafon Hellenic Telecommunications Co. SA                                                          198,600         2,260      .01
Stet Hellas Telecommunications SA (ADR) (2)                                                       1,225,250        24,352      .11
                                                                                                                --------   ------
                                                                                                                  155,746     0.69
                                                                                                                --------   ------


HONG KONG - 1.47%
China Resources Enterprise, Ltd.                                                                 44,704,800        53,620      .24
COSCO Pacific Ltd.                                                                               32,447,000        25,598      .11
First Pacific Co. Ltd.                                                                          104,711,339        35,596      .16
Legend Holdings Ltd.                                                                            203,908,400       197,489      .87
New World China Land Ltd.  (Cayman Islands) (2)                                                  36,886,400        10,884      .05
Skyworth Digital Holdings Ltd. (2)                                                               50,234,000         9,344      .04
                                                                                                                --------   ------
                                                                                                                  332,531     1.47
                                                                                                                --------   ------


HUNGARY - 1.58%
Gedeon Richter Ltd.                                                                                 607,200        32,767      .15
Graboplast Textil- es Muborgyarto Rt (2)                                                            141,200         1,426      .01
Magyar Tavkozlesi Rt.                                                                            27,256,660       189,741
Magyar Tavkozlesi Rt. (ADR)                                                                       1,332,900        45,902     1.04
MOL Magyar Olaj- es Gazipari Rt.(3)                                                               5,587,417        77,073
MOL Magyar Olaj- es Gazipari Rt. (GDR)(3)                                                           725,100        10,079      .38
                                                                                                                --------   ------
                                                                                                                  356,988     1.58
                                                                                                                --------   ------


INDIA - 8.08%
ABB ALSTOM POWER India Ltd. (formerly Asea Brown                                                    513,950           415      .00
Boveri Management Ltd.)(2)
Asea Brown Boveri Ltd.                                                                              175,650           811      .00
Asian Paints (India) Ltd.                                                                           231,300         2,075      .01
Bajaj Auto Ltd.                                                                                   4,808,150        38,390
Bajaj Auto Ltd. (GDR)                                                                               436,800         4,008      .19
Bharat Petroleum Corp. Ltd.                                                                       5,017,700        21,696      .10
Cadbury India Ltd.                                                                                  702,956         9,050      .04
Carrier Aircon Ltd.                                                                                 911,500         1,687      .01
Castrol India Ltd.(3)                                                                             6,280,109        42,715      .19
Credit Rating Information Services of India                                                          15,000            91      .00
Cummins India Ltd.                                                                                1,850,000        18,631      .08
Essar Steel Ltd. (2)                                                                                     20            -        -
Essel Packaging Ltd.                                                                                 17,000           120      .00
Grasim Industries Ltd.                                                                                   62            -        -
HCL Technologies America, Inc. (2)                                                                  200,000         5,779      .02
HDFC Bank Ltd.                                                                                    5,335,452        30,422      .13
Hindustan Lever Ltd.                                                                              4,197,800       267,963     1.18
Hindustan Petroleum Corp. Ltd.                                                                    1,036,290         2,852      .01
Housing Development Finance Corp. Ltd                                                             2,943,000        36,890      .16
ICICI Ltd.                                                                                        5,628,330        15,831      .07
Indian Rayon and Industries Ltd.                                                                    943,875         1,262
Indian Rayon and Industries Ltd. (GDR)                                                              384,200           615      .01
Infosys Technologies Ltd.                                                                         2,988,080       558,758
Infosys Technologies Ltd.  (ADR)                                                                     13,000         2,304     2.48
Ispat Industries Ltd. 3.00% convertible Eurobond April 1, 2001                                   $3,499,000         1,435      .01
I.T.C. Ltd.                                                                                       2,774,547        49,270
I.T.C. Ltd. (GDR)                                                                                     8,300           160      .22
Mahanagar Telephone Nigam Ltd.                                                                   10,092,100        48,548
Mahanagar Telephone Nigam Ltd. (GDR)                                                                730,250          7668      .25
Mahindra & Mahindra Ltd.                                                                          2,505,516        11,884
Mahindra & Mahindra Ltd. (GDR)                                                                    1,013,566         4,688      .07
Master Gain Scheme (2)                                                                                3,700             1      .00
Max India Ltd.                                                                                       84,896           410
Max India Ltd. 12.50% nonconvertible debenture March 2, 2004 (2)                                 INR41,957            205      .00
Motor Industries Co. Ltd.                                                                           102,780         8,411      .04
Nicholas Piramal India Ltd. (3)                                                                   1,870,556        16,353      .07
NIIT Ltd.                                                                                           658,000        32,325      .14
Ranbaxy Laboratories Ltd.                                                                         2,335,900        30,377
Ranbaxy Laboratories Ltd. (GDR)                                                                   1,158,950        18,833      .22
Raymond Woollen Mills Ltd.                                                                              200            -        -
Rediff.com India Ltd. (ADR) (2)                                                                     337,500         4,725      .02
Reliance Industries Ltd.                                                                         12,395,133        95,048
Reliance Industries Ltd. (GDR)                                                                      713,450        15,161      .49
Satyam Computer Services Ltd.                                                                       346,500        23,152      .10
SET India Ltd.(acquired 5/15/00, cost: $34,131,000)(1)(2)                                           106,250        33,543      .15
SET Satellite(Singapore) Private Ltd.(acquired 5/15/00,                                           2,118,490        71,397      .32
 cost: $72,434,000)(1)(2)
SmithKline Beecham Corp.                                                                          1,262,700         9,691      .04
State Bank of India                                                                              10,132,500        51,742
State Bank of India (GDR)                                                                             2,600            26      .23
Tata Engineering and Locomotive Co. Ltd.                                                             77,400           214      .00
Tata Infotech Ltd.                                                                                  293,998         1,902      .01
TVS-Suzuki Ltd.                                                                                     406,950         2,312      .01
United Phosphorus Ltd.                                                                                  300            -        -
Videsh Sanchar Nigam Ltd.                                                                           334,204         9,065
Videsh Sanchar Nigam Ltd. (GDR)                                                                     140,050         2,206      .05
Wipro Ltd.                                                                                        2,156,520       140,222      .62
Zee Telefilms Ltd.                                                                                7,589,600        76,917      .34
                                                                                                                --------   ------
                                                                                                                1,830,256     8.08
                                                                                                                --------   ------


INDONESIA - 1.86%
APP Finance (VI) Mauritius Ltd. 0% convertible                                                      $38,000             6
 preferred bond November 18, 2012 (2)
APP Finance (VII) Mauritius Ltd. 3.50% convertible bond                                          $6,180,000         4,527
April 30, 2003 (acquired 4/23/98, cost: $6,180,000) (1)
APP Finance (VII) Mauritius Ltd. 3.50% convertible                                                  $88,000            64
 bond April 30, 2003
APP Global Finance (V) Ltd. 1.75% convertible bond                                                 $150,000           183
 July 1, 2000 (acquired 7/30/99, cost: $147,000) (1)
APP Global Finance (V) Ltd. 1.75% convertible bond July 1, 2000                                    $142,000           173
Asia Pulp & Paper Co. Ltd (ADR) (2)                                                              12,114,900        61,332
Asia Pulp & Paper Co. Ltd. (ADR), warrants,                                                         554,860             9      .29
 expire July 27, 2000 (2)
PT Astra International (2)                                                                      108,212,800        34,029      .15
Gulf Indonesia Resources Ltd. (2)                                                                 2,626,200        21,010      .09
PT Hanjaya Mandala Sampoerna Tbk (3)                                                             49,628,500        72,073      .32
PT Indah Kiat Pulp & Paper Corp. Tbk(2)(3)                                                      266,262,100        54,044      .24
PT Indofood Sukses Makmur Tbk(2)(3)                                                             140,830,900        76,897      .34
PT Indo-Rama Synthetics (2)(3)                                                                   33,011,900         3,209      .01
PT Mustika Ratu                                                                                     320,000            64      .00
PT Pabrik Kertas Tjiwi Kimia (2)                                                                 20,961,272         3,476
PT Pabrik Kertas Tjiwi Kimia, warrants, expire July 15, 2002 (2)                                    410,175            28      .02
Perusahaan Perseroan (Persero) PT Telekomunikasi                                                255,224,040        89,744
 Indonesia Tbk., Class B
Perusahaan Perseroan (Persero) PT Telekomunikasi                                                    116,804           810      .40
 Indonesia Tbk., Class B (ADR)
                                                                                                                --------   ------
                                                                                                                  421,678     1.86
                                                                                                                --------   ------


ISRAEL - 4.21%
AudioCodes Ltd. (2)                                                                                 666,400        79,968      .35
BackWeb Technologies Ltd. (2)                                                                        95,200         2,178      .01
Bank Hapoalim Ltd.                                                                               20,855,100        60,550      .27
Bank Leumi le-Israel B.M.                                                                        59,794,500       123,607      .55
"Bezeq" The Israel Telecommunication Corp. Ltd.                                                   3,635,100        20,279      .09
Check Point Software Technologies Ltd. (2)                                                          965,000       204,339      .90
DSP Group, Inc. (USA) (2)                                                                           776,200        43,467      .19
ECI Telecom Ltd.                                                                                    763,300        27,288      .12
First International Bank of Israel Ltd. - (1)                                                     2,967,783         4,330
First International Bank of Israel Ltd. - (5)                                                     1,489,600        10,856      .07
Galileo Technology Ltd.(2)(3)                                                                     2,809,400        60,402      .27
Matav-Cable Systems Media Ltd.                                                                      543,400        10,953
Matav-Cable Systems Media Ltd. (ADR)                                                                244,575         9,798      .09
Metalink Ltd.(2)(3)                                                                                 992,200        29,394      .13
Nova Measuring Instruments LTD. (2)                                                                 586,000         9,413      .04
Orbotech Ltd.(2)(3)                                                                               1,525,000       141,634      .63
Partner Communications Co. Ltd (ADR) (2)                                                            920,000         8,740      .04
RADVision Ltd. (2)                                                                                  406,800        11,365      .05
Sapiens International Corp. NV(2)(3)                                                              1,629,000        10,283      .04
Tower Semiconductor Ltd.(2)(3)                                                                    1,197,900        39,081      .17
Vyyo Inc. (2)                                                                                       756,200        20,417      .09
Zoran Corp. (2)                                                                                     389,500        25,683      .11
                                                                                                                --------   ------
                                                                                                                  954,025     4.21
                                                                                                                --------   ------


KAZAKHSTAN - 0.00%
JSC Kazkommertsbank (ADR) (acquired 9/10/97,                                                         70,700           540      .00
 cost: $1,466,000)(1)(2)
                                                                                                                --------   ------


KENYA - 0.00%
Kenya Commercial Bank Ltd.(2)                                                                       768,000           277      .00
                                                                                                                --------   ------

MALAYSIA - 2.17%
Amway (Malaysia) Holdings Bhd.                                                                    1,969,200         6,374      .03
Commerce Asset-Holding Bhd.                                                                      27,700,000        80,184
Commerce Asset-Holding Bhd., warrants, expire March 16, 2002 (2)                                  2,807,000         2,896      .37
Guinness Anchor Bhd.                                                                              2,152,000         2,016      .01
Hap Seng Consolidated Bhd.                                                                        9,788,100         7,676      .03
IJM Corp. Bhd.                                                                                   12,162,714        11,331      .05
IOI Corp. Bhd.                                                                                   36,444,500        28,676      .12
Malayan Banking Bhd.                                                                             17,280,000        70,029      .31
Malaysian Pacific Industries Bhd.                                                                 4,104,800        42,128      .19
Nestle (Malaysia) Sdn. Bhd.                                                                       5,548,100        25,696      .11
Oriental Holdings Bhd.                                                                            5,522,820        11,627      .05
Resorts World Bhd.                                                                                3,761,000        10,293      .04
RHB Capital Bhd.                                                                                  8,355,000         9,059      .04
Road Builder (M) Holdings Bhd.                                                                    5,888,000         6,508      .03
Rothmans of Pall Mall (Malaysia) Bhd.                                                             5,519,500        45,028      .20
Sime Darby Bhd.                                                                                  29,595,000        38,006      .17
Star Publications (Malaysia) Bhd.                                                                 2,365,000         8,029      .04
Tanjong PLC                                                                                       7,849,500        18,797      .08
Telekom Malaysia Bhd.                                                                             6,637,000        22,880      .10
UMW Holdings Bhd.                                                                                 6,475,859        13,974
UMW Holdings Bhd., warrants, expire January 26, 2000 (2)                                            574,819           365      .06
Warisan TC Holdings Bhd.                                                                            189,500           109      .00
YTL Corp. Bhd.                                                                                   19,739,080        26,232
YTL Corp. Bhd., warrants, June 26, 2009 (2)                                                       5,799,770         2,259      .13
YTL Power International Bhd.                                                                      2,459,400         1,437      .01
                                                                                                                --------   ------
                                                                                                                  491,609     2.17
                                                                                                                --------   ------


MAURITIUS - 0.03%
State Bank of Mauritius                                                                          10,927,000         7,310      .03
                                                                                                                --------   ------


MEXICO - 13.55%
Apasco, SA de CV                                                                                  9,567,645        55,172      .24
Carso Global Telecom, SA de CV, ordinary                                                         56,850,000       163,332      .72
participation certificates (2)
Cemex, SA de CV                                                                                  26,858,651       125,960
Cemex, SA de CV, ordinary participation certificates, units                                       7,692,458        36,076
Cemex, SA de CV, warrants, expire December 13, 2002 (2)                                             852,254           435      .72
Coca-Cola FEMSA, SA de CV, Class L (ADR)                                                          3,069,400        57,935      .26
Consorcio International Hospital, SA de CV, convertible preferred                                    23,970         3,254      .01
 (acquired 9/25/97, cost: $4,827,000)(1) (2)
Controladora Comercial Mexicana, SA de CV, units                                                 28,172,870        26,453      .12
Corp. Interamericana de Entretenimiento, SA de CV, Class B (2)                                    5,455,700        21,605      .10
Fomento Economico Mexicano, SA de CV                                                              7,552,600        32,568
Fomento Economico Mexicano, SA de CV (ADR)                                                        5,052,380       217,568     1.10
Grupo Carso, SA de CV, Class A, ordinary                                                          1,837,800         6,462      .03
participation certificates (2)
Grupo Financiero Bancomer, SA de CV, Series L2, 25.387%                                       MXN5,750,000            599      .00
 convertible subordinated debentures May 16, 2002 (4)
Grupo Financiero BBV Probursa, SA de CV, Class B (2)                                              3,934,731           418      .00
Grupo Industrial Bimbo, SA de CV                                                                 12,383,200        19,640      .09
Grupo Industrial Maseca, SA de CV, Class B (ADR)                                                    281,900         2,026      .01
Grupo Mexico, SA de CV, Class B (2)                                                               2,617,300         7,306      .03
Grupo Televisa, SA, ordinary participation certificates (2)                                       2,950,000        10,177
Grupo Televisa, SA, ordinary participation                                                        6,074,419       418,755     1.89
 certificates (ADR) (2)
Industrias Penoles, SA de CV                                                                        906,200         1,485      .01
Kimberly-Clark de Mexico, SA de CV, ordinary                                                     41,064,100       116,931      .52
 participation certificates (2)
Pepsi-Gemex, SA de CV (GDR), ordinary participation                                                 898,100         3,985      .02
certificates (2)
Telefonos de Mexico, SA de CV, Class A                                                           18,275,000        52,784
Telefonos de Mexico, SA de CV, Class A (ADR)                                                        142,000           391
Telefonos de Mexico, SA de CV, Class L                                                           27,412,500        78,477
Telefonos de Mexico, SA de CV, Class L (ADR)                                                     22,255,200     1,271,328     6.19
TV Azteca, SA de CV (ADR)                                                                         3,279,500        43,248
TV Azteca, SA de CV, ordinary participation certificates                                          8,205,424         6,683      .22
Wal-Mart de Mexico, SA de CV, Class C (formerly                                                  38,913,634        89,559
 Cifra, SA de CV) (2)(3)
Wal-Mart de Mexico, SA de CV, Class V (formerly                                                  67,348,691       157,752
Cifra, SA de CV) (2)(3)
Wal-Mart de Mexico, SA de CV, Class V (ADR)                                                       1,701,712        39,565     1.27
(formerly Cifra, SA de CV) (2)(3)
                                                                                                                --------   ------
                                                                                                                3,067,929    13.55
                                                                                                                --------   ------


MOROCCO - 0.12%
Banque Commerciale du Maroc                                                                          35,443         3,217      .01
Cimenterie de l'Oriental, Class A                                                                   100,641         9,966      .04
ONA SA                                                                                               56,000         6,191      .03
Societe des Brasseries du Maroc                                                                      23,432         3,638      .02
Wafabank, Class A                                                                                    58,000         5,303      .02
                                                                                                                --------   ------
                                                                                                                   28,315     0.12
                                                                                                                --------   ------


NIGERIA - 0.07%
United Bank for Africa (GDR)(3)                                                                     425,000        15,337      .07
                                                                                                                --------   ------


PAKISTAN - 0.05%
Chakwal Cement Co. Ltd. (GDR) (2)                                                                   891,111            -        -
Engro Chemical Pakistan Ltd.                                                                      3,010,668         3,395      .01
Hub Power Co. Ltd. (GDR) (2)                                                                        553,328         3,597      .02
Pakistan Telecommunication Corp. (GDR)                                                              104,400         5,116      .02
                                                                                                                --------   ------
                                                                                                                   12,108     0.05
                                                                                                                --------   ------


PERU - 0.49%
Banco Continental                                                                                   108,574            52      .00
Cementos Lima SA                                                                                    721,209         8,634      .04
Cia. de Minas Buenaventura SA, Class B                                                              995,485         8,675
Cia. de Minas Buenaventura SA, Class B (ADR)                                                      1,105,867        19,145      .12
Credicorp Ltd. (3)                                                                                6,400,762        57,607      .26
Minsur SA-Trabajo                                                                                 2,930,530         4,454      .02
Tecsur SA (2)                                                                                       720,734           161      .00
Telefonica del Peru SA, Class B (ADR)                                                             1,069,300        12,163      .05
                                                                                                                --------   ------
                                                                                                                  110,891     0.49
                                                                                                                --------   ------


PHILIPPINES - 0.99%
Ayala Corp.                                                                                      80,877,409        14,995
Ayala Corp., Class B (GDS)                                                                          324,300           541      .07
Ayala Land, Inc.                                                                                243,453,574        31,031
Ayala Land, Inc. 6.00% convertible bond March 19, 2002                                      PHP260,000,000          4,881      .16
Bacnotan Consolidated Industries, Inc. 5.50% convertible                                               $800            -        -
bond June 21, 2004 (acquired 6/8/94, cost: less than $1,000) (1)
Bank of the Philippine Islands                                                                   27,573,780        49,844      .22
Bayan Telecommunications Holdings Corp., Class A                                                    724,790           840
(acquired 2/12/98, cost: $1,850,000)(1)(2)
Bayan Telecommunications Holdings Corp., Class B                                                    241,431           280
(acquired 2/12/98, cost: $616,000)(1)(2)
Bayan Telecommunications Holdings Corp., convertible                                                180,000         3,958      .02
preferred (acquired 12/22/97, cost:$9,000,000)(1)(2)
Benpres Holdings Corp. (2)                                                                       57,120,300         5,494
Benpres Holdings Corp. (GDR) (2)                                                                  6,829,554        12,293      .08
Fortune Cement Corp. (2)                                                                         19,950,000           176      .00
HI Cement Corp. (2)                                                                              50,563,500           950
HI Cement Corp., convertible bond May 27, 2000 (4)                                           PHP33,052,000            651      .01
International Container Terminal Services, Inc. (2)                                              19,533,588           579      .00
Manila Electric Co., Class B                                                                      2,428,300         3,574
Manilla Electric Co. (GDR)                                                                        1,025,817         7,459      .05
MUSIC Corp.(2)(3)                                                                                27,281,000         3,161      .01
Philippine Airlines Inc. (2)                                                                     68,631,450            -        -
Philippine Long Distance Telephone Co.                                                            1,572,910        28,250
Philippine Long Distance Telephone Co. (ADR)                                                      1,334,716        23,691
Philippine Long Distance Telephone Co., convertible                                                  50,664         1,862      .24
preferred, Series III (GDS)
SM Prime Holdings, Inc.                                                                         211,597,900        25,500      .11
Universal Robina Corp.                                                                           37,650,000         4,625      .02
                                                                                                                --------   ------
                                                                                                                  224,635     0.99
                                                                                                                --------   ------


POLAND - 1.85%
Bank Handlowy w Warszawie SA                                                                        227,959         3,600
Bank Handlowy w Warszawie SA (GDR)                                                                   68,876         1,068      .02
Bank Przemyslowo- Handlowy SA                                                                       430,895        20,307      .09
Bank Rozwoju Eksportu SA                                                                            932,737        28,947      .13
Bank Slaski SA (3)                                                                                  502,779        27,104      .12
Elektrim SA                                                                                       3,001,993        34,506
Elektrim SA 3.75% convertible bond July 2, 2004                                              EUR54,044,000         49,547      .37
KGHM Polska Miedz SA (3)                                                                            858,600         6,435
KGHM Polska Miedz SA (GDR) (3)                                                                    5,092,100        76,127      .36
Polifarb Cieszyn-Wroclaw                                                                            946,367         1,599      .01
Polski Koncern Naftowy SA                                                                         4,000,000        19,310
Polski Koncern Naftowy SA (GDR)                                                                   6,675,700        62,918      .36
Powszechny Bank Kredytowy SA (2)                                                                    767,925        17,406
Powszechny Bank Kredytowy SA (GDR) (2)                                                                4,220            93      .08
Telekomunikacja Polska SA (GDR) (2)                                                               7,093,702        49,479      .22
Wielkopolski Bank Kredytowy SA                                                                    3,423,003        19,987      .09
                                                                                                                --------   ------
                                                                                                                  418,433     1.85
                                                                                                                --------   ------


PORTUGAL - 0.14%
TELECEL - Comunicacoes Pessoais, SA                                                               2,097,000        31,842      .14
TVI - Televisao Independente, SA, nonvoting preferred (2)                                                52            -        -
                                                                                                                --------   ------
                                                                                                                   31,842     0.14
                                                                                                                --------   ------


RUSSIAN FEDERATION - 1.79%
AO Mosenergo Power Generation and Electrification                                                 4,015,300        15,660      .07
 Amalgamation (ADS)
Irkutskenergo (ADR)                                                                                  14,900            51      .00
Kamaz (2)                                                                                         4,345,000           956      .00
Lenenergo (2)                                                                                    28,336,800         5,667      .03
Lukinter Finance BV 3.50% convertible bond May 6, 2002                                          $22,796,000        23,138
LUKoil Holding, (ADR)                                                                             5,457,029       278,963
LUKoil Holding, preferred (ADR)                                                                      84,300         1,696     1.34
Moscow City Telephone Network (2)                                                                 3,007,500        18,045      .08
New Century Capital Partners, LP (acquired 12/7/95,                                               5,256,300         2,750      .01
 cost: $5,492,000)(1)(2)(5)
Nizhny Novgorod Sviazinform (2)                                                                     780,000           936
Nizhny Novgorod Sviazinform (ADR)                                                                   710,000         1,704      .01
RAO Gazprom (ADR)                                                                                 1,229,230         8,758
RAO Gazprom (ADR) (acquired 10/21/96, cost:$24,539,000)(1)                                        1,552,700        11,063      .05
Russian Telecommunications Development Corp. (acquired                                              380,000            -
12/22/93. Cost: $3,800,000)(1)(2)
Russian Telecommunications Development Corp., nonvoting                                             620,000            -        -
 (acquired 12/22/93, cost: $6,200,000)(1) (2)
St. Petersburg Telephone Network JSC (2)                                                         12,913,020         7,748      .03
Sibir Energy PLC (2)                                                                                 67,031            11      .00
StoryFirst Communications Inc., Class B, convertible                                                $10,383         4,413      .02
preferred,(acquired 10/14/97, cost: $14,848,000)(1)(3)
Unified Energy System of Russia                                                                 193,919,700        22,301
Unified Energy System of Russia(GDR)                                                                124,200         1,304      .11
                                                                                                                --------   ------
                                                                                                                  405,164     1.79
                                                                                                                --------   ------


SLOVAKIA - 0.01%
VSZ, AS(2)(3)                                                                                     1,155,249         2,876      .01
                                                                                                                --------   ------


SOUTH AFRICA - 5.61%
African Bank Investments Ltd. (2)                                                                 5,680,000         7,428      .03
African Oxygen Ltd.                                                                              14,532,064        26,597      .12
Bidvest Group Ltd.                                                                                  904,500         6,248      .03
Coronation Holdings Ltd.                                                                            584,900         9,238
Coronation Holdings Ltd., Class N (3)                                                             4,496,820        70,356      .35
Crew Development Corp. (acquired 6/21/00, cost: $600,000) (1) (2)                                   600,000           507
Crew Development Corp. (acquired 2/15/00, cost: $1,377,000) (1) (2)                               1,600,000         1,351
Crew Development Corp., warrants, expire February 8,                                              1,600,000             0      .01
 2001 (acquired 2/15/00, cost: $0) (1) (2)
De Beers Consolidated Mines Ltd. (ADR)                                                            2,031,600        49,393      .22
Dimension Data Holdings Ltd. (2)                                                                 37,299,800       308,859     1.36
Edgars Consolidated Stores Ltd.                                                                         239             2      .00
Energy Africa Ltd. (2)                                                                            4,149,000         9,492      .04
Gencor Ltd.                                                                                       2,993,500         8,616      .04
International Pepsi-Cola Bottler Investments (acquired                                               17,784           523      .00
 12/18/95, cost: $1,678,000)(1)(2)(3)
Iscor Ltd.                                                                                        5,234,766         8,924      .04
JD Group Ltd.                                                                                     3,078,846        20,450      .09
M-Cell Ltd                                                                                       46,000,000       223,041      .98
M-Web Holdings Ltd. (2)                                                                           9,934,032         6,085      .03
Metro Cash and Carry Ltd. (3)                                                                    85,367,356        52,921      .23
MIH Holdings Ltd.(2)                                                                              7,672,800        31,257      .14
Nasionale Pers Beperk (3)                                                                        12,144,800       101,281      .45
Old Mutual PLC                                                                                   12,718,700        27,995      .12
Rembrandt Group Ltd.                                                                              1,285,700        12,430      .05
Sage Group Ltd.                                                                                   4,462,951        10,770      .05
Sasol Ltd.                                                                                        9,951,464        66,833      .30
South Africa Capital Growth Fund, LP, Class A                                                         2,180         1,461
(acquired 8/25/95, cost: $1,399,000)(1)(5)
South Africa Capital Growth Fund, LP, Class D                                                        13,650         9,145      .05
 (acquired 8/25/95, cost:$8,554,000)(1)(5)
South African Breweries PLC                                                                      22,857,900       170,717      .75
South African Private Equity Fund III (acquired                                                      30,333        29,243      .13
 9/23/98, cost: $30,333,000)(1)(2)(3)
                                                                                                                --------   ------
                                                                                                                1,271,163     5.61
                                                                                                                --------   ------

SOUTH KOREA - 15.23%
Amkor Technology, Inc. (2)                                                                        4,866,100       171,834      .76
Anam Semiconductor, Inc.(2)(3)                                                                    3,441,441        46,302      .21
Housing & Commercial Bank                                                                         3,307,885        77,438
Housing & Commercial Bank (GDR)                                                                      48,871         1,144      .35
Hyundai Electronics Industries Co., Ltd. (2)                                                     13,570,691       267,787     1.18
Hyundai Industrial Development & Construction Co Ltd.                                             2,452,274         9,821      .04
Hyundai Motor Co.                                                                                 5,940,864        76,199
Hyundai Motor Co. (GDR)                                                                           7,134,204        46,373
Hyundai Motor Co., nonvoting preferred (GDR)                                                      1,228,683         4,809      .56
Keumkang Ltd.(3)                                                                                    524,971        18,246      .08
KorAm Bank (3)                                                                                    5,085,990        30,792      .14
Korea Telecom Corp.                                                                                 373,070        24,862
Korea Telecom Corp. (ADR)                                                                         1,589,338        76,884      .45
Korea Zinc Co. Ltd. (3)                                                                           1,177,012        14,938      .07
LG Electronics Inc.                                                                                 271,680         7,603
LG Electronics Inc., nonvoting preferred (GDR)                                                      216,150         1,816      .04
Mirae Corp.                                                                                         132,429           540      .00
Pohang Iron & Steel Co., Ltd.                                                                     1,913,035       163,946
Pohang Iron & Steel Co., Ltd. (ADR)                                                               1,965,320        47,168      .93
Samsung Co., Ltd.                                                                                 2,880,570        24,829      .11
Samsung Display Devices (3)                                                                       3,217,836       154,412
Samsung Display Devices (GDR)(3)                                                                  2,318,740        27,709      .81
Samsung Electro-Mechanics Co.                                                                     2,094,070       131,290      .58
Samsung Electronics Co., Ltd.                                                                     3,260,060     1,078,987
Samsung Electronics Co., Ltd., nonvoting preferred                                                  100,923        14,800
Samsung Electronics Co., Ltd. (GDS)                                                               2,659,637       522,619
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                                            264,441        24,183     7.24
Samsung Fire & Marine Insurance                                                                   1,877,291        52,198      .23
Shinhan Bank                                                                                      9,875,700        93,008
Shinhan Bank (GDR)                                                                                2,624,400        49,142      .63
Shinsung ENG (3)                                                                                  1,538,270         8,278      .04
SK Telecom Co., Ltd.                                                                                235,390        77,063
SK Telecom Co., Ltd. (ADR)                                                                        1,865,090        67,726      .64
Trigem Computer Inc. (3)                                                                          1,618,838        32,452      .14
                                                                                                                --------   ------
                                                                                                                3,447,198    15.23
                                                                                                                --------   ------

SRI LANKA - 0.02%
Asian Hotels Corp. Ltd. (2)                                                                       7,335,000           537      .00
Development Finance Corp. of Ceylon                                                                 932,861         1,270      .01
National Development Bank of Sri Lanka                                                            1,995,900          1574      .01
                                                                                                                --------   ------
                                                                                                                    3,381     0.02
                                                                                                                --------   ------


TAIWAN - 10.00%
Acer Peripherals Inc.                                                                             7,897,021        22,416      .10
Advanced Semiconductor Engineering, Inc.                                                         40,881,855       125,380
Advanced Semiconductor Engineering, Inc. (GDR) (2)                                                4,685,483        79,067      .90
ASE Test Ltd. (2)                                                                                 3,578,500       105,342      .47
Asia Corporate Partners Fund, Class B (acquired                                                      40,000        23,673      .11
3/12/96, cost: $19,775,000)(1)(2)(5)
ASUSTeK Computer Inc.                                                                            21,206,643       175,742
ASUSTeK Computer Inc. (GDR)                                                                       2,192,487        20,281      .87
Bank SinoPac (2)                                                                                 63,591,000        41,080      .18
Cathay Life Insurance Co., Ltd.                                                                  12,428,640        28,791      .13
China Development Industrial Bank (2)                                                            28,800,000        38,525      .17
China Steel Corp.                                                                                11,859,000         8,125
China Steel Corp. (ADR) (acquired 7/30/99, cost: $94,000) (1)                                         6,392            87
China Steel Corp. (GDS)                                                                           2,184,926        29,770      .17
CMC Magnetics Corp. (2)                                                                          32,882,569        84,754      .37
Compal Electronics, Inc.                                                                          6,222,975        15,329      .07
Far Eastern Textile Ltd. (GDR) (2)                                                                  456,300         5,761      .03
Hon Hai Precision Industry Co., Ltd. (2)                                                          3,671,000        33,297
Hon Hai Precision Industry Co. Ltd. (GDR) (2)                                                     2,138,200        53,134      .38
Primax Electronics Ltd. (2)                                                                      11,644,190        14,626      .06
Seres Capital (Cayman Islands)(acquired 3/12/96,                                                          2            45
cost: $12,000)(1)(3)
Seres Capital (Cayman Islands), nonvoting (acquired                                                       8           225      .00
 3/12/96, cost: $63,000)(1)
Siliconware Precision Industries Co., Ltd. (GDR) (2)                                                  3,690            41      .00
Taiwan Semiconductor Manufacturing Co., Ltd. (2)                                                241,060,212     1,148,280     5.07
United Microelectronics Corp., Ltd.(2)(3)                                                        31,899,000        88,984      .39
United World Chinese Commercial Bank                                                             47,669,000        45,414      .20
VIA Technologies, Inc. (2)                                                                        4,573,000        70,870      .31
Wus Printed Circuit Co., Ltd. (2)                                                                 2,250,287         4,001      .02
                                                                                                                --------   ------
                                                                                                                2,263,040    10.00
                                                                                                                --------   ------


THAILAND - 0.22%
Charoen Pokphand Feedmill PCL                                                                       332,178           496
Charoen Pokphand Feedmill PCL, warrants, expire June 30, 2002 (2)                                   166,089             0      .00
Dusit Thani PCL (2)                                                                               1,083,366           664      .00
Electricity Generating Authority of Thailand                                                      4,515,047         4,841      .02
Post Publishing PCL (3)                                                                           2,525,000         2,063      .01
PTT Exploration and Production PCL                                                                  999,100         4,846      .02
Serm Suk PCL                                                                                        210,166           740
Serm Suk PCL, local registered                                                                       64,960           163      .00
Siam City Cement PCL (2)                                                                          6,305,724        23,826      .12
Siam Commercial Bank PCL 5.25% convertible  preferred                                            22,458,400        11,467
 December 31, 2049 (2)
Siam Commercial Bank PCL, warrants, expire June 22, 2004 (2)                                        277,366            30      .05
Wattachak PCL 3.50% convertible bond December 6, 2003 (2) (6)                                    $6,400,000            -        -
                                                                                                                --------   ------
                                                                                                                   49,136     0.22
                                                                                                                --------   ------


TURKEY - 7.18%
Adana Cimento Sanayii TAS, Class A                                                              521,096,824         7,985
Adana Cimento Sanayii TAS, Class C                                                                2,435,405             7      .04
Akbank Turk AS                                                                                4,202,592,800        32,540      .14
Aktas Elektrik Ticaret AS                                                                         4,273,718         1,034      .01
Ege Biracilik ve Malt Sanayii AS (3)                                                            969,282,614        63,323      .28
Erciyas Biracilik ve Malt Sanayii AS(2)(3)                                                      825,686,600        38,625      .17
Eregli Demir ve Celik Fabrikalari TAS(2)(3)                                                   2,792,965,200       112,632      .50
Koc Holding AS                                                                                1,138,161,192        80,782      .36
Migros Turk TAS                                                                                 640,605,033       118,835      .52
Nergis Holding AS (2)                                                                           204,377,870            -        -
Netas, Northern Electric Telekomunikasyon AS                                                    187,361,200        20,854      .09
Petrol Ofisi AS                                                                                 711,640,364        37,308
Petrol Ofisi AS, rights, expire July 27, 2000 (2)                                               501,569,312        21,036      .26
Soktas  AS (2)                                                                                    6,988,000            49      .00
Trakya Cam Sanayii AS                                                                         1,230,536,146        14,093      .06
Turk Dis Ticaret Bankasi AS (2)                                                                 332,579,930           818      .00
Turkiye Garanti Bankasi AS (2)                                                               11,860,013,860       143,484      .63
Turkiye Is Bankasi AS, Class C                                                               23,877,193,797       510,336
Turkiye Is Bankasi AS, Class C (GDR)                                                              1,058,600         2,302     2.27
Turkiye Sise ve Cam Fabrikalari AS (3)                                                        5,451,010,766        58,033      .26
Yapi ve Kredi Bankasi AS (3)                                                                 32,167,635,648       358,035     1.58
Yapi ve Kredi Koray AS, Class B(2)(3)                                                           302,600,000         2,416      .01
                                                                                                                --------   ------
                                                                                                                1,624,527     7.18
                                                                                                                --------   ------


UKRAINE - 0.01%
JKX Oil & Gas PLC (2)                                                                             6,338,095         1,441      .01
                                                                                                                --------   ------


VENEZUELA - 0.29%
Cia Anonima Nacional Telefonos de Venezuela (CANTV), Class D (ADR)                                2,392,700        65,052      .29
                                                                                                                --------   ------


VIETNAM - 0.01%
Vietnam Frontier Fund (acquired 7/21/94, cost: $2,293,000) (1) (2)                                  222,610           890      .00
Vietnam Investment Fund, ordinary, units (acquired                                                        6             0
 8/4/94, cost: less than $1,000)(1)(2)
Vietnam Investment Fund, preferred, units acquired                                                       30         1,161      .01
 8/4/94, cost: $3,206,000)(1)(2)(5)
                                                                                                                --------   ------
                                                                                                                    2,051     0.01
                                                                                                                --------   ------


MULTINATIONAL - 2.70%
Aminex PLC (acquired 8/1/97, cost: $3,856,000)(1)(2)                                              3,250,000         1,478      .01
Armada Gold Corp. (2)                                                                             3,264,000            -
Armada Gold Corp. 10.00% convertible bond July 8, 2004 (2) (6)                                  CAD800,000             -        -
Asia Pacific Resources International Holdings Ltd.(2)(3)                                          3,024,800         3,065      .01
Billiton PLC                                                                                     34,637,000       141,170
Billiton PLC (ADR)                                                                                  180,600           734      .63
Black Swan Gold Mines Ltd. (2)                                                                    2,275,000           323      .00
Capital International Global Emerging Markets Private                                                56,000        60,668      .27
 Equity Fund, LP (acquired 6/30/99, cost: $54,703,000)(1)(5)
Coca-Cola Beverages PLC (2)                                                                      39,042,580        62,123      .28
DiamondWorks Ltd. (2)                                                                             3,966,000           134      .00
Genting International PLC (2)                                                                           300            -        -
Glencar Mining PLC (2)                                                                              519,735            85      .00
Goldbelt Resources Ltd. (2)                                                                         766,372            -        -
Kimberley Resources Ltd. (2)                                                                        426,221            43
Kimberley Resources Ltd., rights, expire July 12, 2000 (2)                                           53,277             0      .00
MIH Ltd., Class A (2)(3)                                                                          1,981,940        59,520      .26
New Asia East Investment Fund Ltd., Class A (acquired                                               293,600          2937
 5/23/96, cost: $2,352,000)(1)(5)
New Asia East Investment Fund Ltd., Class B (acquired                                             4,006,400        40,073      .19
 5/23/96, cost: $32,101,000)(1)(5)
New Europe East Investment Fund Ltd., Class B                                                           436        32,615      .14
(acquired 6/4/93, cost: $30,899,000)(1)
Panamerican Beverages, Inc., Class A                                                              6,128,400        91,543      .40
StarMedia Network, Inc. (2)                                                                         147,600         2,786      .01
Telefonica, SA (ADR) (2)                                                                          1,764,879       113,063      .50
                                                                                                                --------   ------
                                                                                                                  612,360     2.70
                                                                                                                --------   ------


MISCELLANEOUS - 1.49%
Equity securities in inital period of acquisition                                                                 338,124     1.49
                                                                                                                --------   ------


TOTAL EQUITY SECURITIES (cost: $15,027,784,181)                                                                22,007,152   97.21
                                                                                                                --------   ------

                                                                                                 Principal
                                                                                                    Amount        Market  Percent
                                                                                                      (000)        Value   Of Net
BONDS AND NOTES                                                                                                     (000)  Assets
--------------------------------------------                                                      --------      --------   ------

ARGENTINA - 0.09%
Republic of Argentina:
     11.375%  January 30, 2017                                                                      $8,045          7,220
     11.75% February 12, 2007                                                                       ARS440            362
     11.75% April 7, 2009                                                                           $2,250          2,098      .04
CEI Citicorp Holdings SA, Series B 11.25% February 14, 2007                                          10,575        10,211      .05
                                                                                                              ----------   ------
                                                                                                                   19,891     0.09
                                                                                                              ----------   ------


BRAZIL - 0.18%
Federal Republic of Brazil:
     11.625% April 15, 2004                                                                             180           182
     Capitalization Bond PIK 8.00% April 15, 2014                                                    44,549        32,855
     MYDFA Trust 6.8125% September 15, 2007                                                           2,597         2,243      .15
(acquired 10/2/96, cost: $2,327,000) (1) (4)
Brazil Global Bond 10.125% May 15, 2027                                                               2,463         1,946      .01
Globo Comunicacoes e Participacoes Ltd. 10.625% December 5, 2008                                      3,835         3,231
Globo Comunicacoes e Participacoes Ltd. 10.625%                                                       1,000           843      .02
December 5, 2008 (acquired 6/18/99, cost: $735,000) (1)
McCaw International, Ltd. (owned by NEXTEL Communications,                                              170           130      .00
 Inc.) 0%/13.00% April 15, 2007 (2) (7)
RBS Participacoes SA 11.00% April 1, 2007 (acquired                                                     250           207      .00
7/30/99, cost: $173,000) (1)
                                                                                                              ----------   ------
                                                                                                                   41,637     0.18
                                                                                                              ----------   ------


BULGARIA - 0.02%
Republic of Bulgaria Front Loaded Interest Reduction                                                  5,195         3,843      .02
Bond, Series A, 2.50% July 28, 2012 (4)
                                                                                                              ----------   ------


INDIA - 0.00%
Flex Industries Ltd. 13.50% December 31, 2004 (2)                                                INR29,929             -        -
                                                                                                              ----------   ------


INDONESIA - 0.06%
APP International Finance 11.75% October 1, 2005                                                      $700            495      .00
DGS International Finance Co. BV 10.00% June 1, 2007                                                  1,525           431      .00
Indah Kiat International Finance:
     10.00% July 1, 2007                                                                              7,189         4,403
     11.875% June 15, 2002                                                                            2,950         2,412      .03
Pindo Deli Finance Mauritius Ltd.:
     10.25% October 1, 2002                                                                           2,035         1,470
     10.75% October 1, 2007                                                                           7,275         4,383      .03
                                                                                                              ----------   ------
                                                                                                                   13,594     0.06
                                                                                                              ----------   ------


MEXICO - 0.13%
Innova, S de RL 12.875% Senior Notes due April 1, 2007                                                1,000           928      .00
United Mexican States Government Bonds:
     11.375% September 15, 2016                                                                       5,260         6,023
     11.50% May 15, 2026                                                                             19,490        23,485      .13
                                                                                                              ----------   ------
                                                                                                                   30,436     0.13
                                                                                                              ----------   ------


PANAMA - 0.05%
Republic of Panama:
     8.875% September 30, 2027                                                                        5,615         4,745
     Interest Reduction Bonds 3.75% July 17, 2014                                                     2,504         2,003
 (acquired 11/8/95, cost: $1,258,000)(1)(4)
     Past Due Interest Bonds:
          5.938% July 17, 2016 (4)                                                                    4,994         4,107      .05
          6.688% July 17,2016 (acquired 6/21/96,                                                        821           676
 cost: $587,000) (1)(4)
                                                                                                              ----------   ------
                                                                                                                   11,531     0.05
                                                                                                              ----------   ------


POLAND - 0.00%
Netia Holdings BV 0%/11.25% November 1, 2007 (2) (7)                                                    875           586      .00
PTC International Finance BV 0%/10.75% July 1, 2007 (2) (7)                                             625           445      .00
                                                                                                              ----------   ------
                                                                                                                    1,031     0.00
                                                                                                              ----------   ------


RUSSIAN FEDERATION - 0.07%
Russia Interest Arrears note 6.90625% December 15,                                                      182            57
2015 (acquired 12/5/97, cost $27,000)(1)(2)(4)
Russia 12.75% June 24, 2028 (acquired 6/18/98,                                                          910           783
 cost $897,000) (1)
Russian Federation 7.9375% Decmeber 15, 2020 Agent                                                   48,114        14,855      .07
 - Bank of America, NTSA/Loan Participation Agreements
 (Participation-Morgan Guaranty Trust, NA) (4) (6) (8)
                                                                                                              ----------   ------
                                                                                                                   15,695     0.07
                                                                                                              ----------   ------


SOUTH AFRICA - 0.01%
Republic of South Africa 13.00%  August 31, 2010                                                 ZAR11,600          1,603      .01
                                                                                                              ----------   ------


THAILAND - 0.00%
Advance Agro Capital BV 13.00% November 15, 2007                                                    $1,000            645      .00
                                                                                                              ----------   ------


TURKEY - 0.08%
Cellco Finance NV:
     12.75% August 1, 2005 (acquired 12/17/99, cost: $750,000) (1)                                      750           784
     15.00% August 1, 2005                                                                            2,050         2,209      .02
Republic of Turkey:
     11.875%  January 15, 2030                                                                       12,280        13,093
     12.00% December 15, 2018                                                                           900           944      .06
                                                                                                              ----------   ------
                                                                                                                   17,030     0.08
                                                                                                              ----------   ------


VENEZUELA - 0.11%
Republic of Venezuela:
     Debt Conversion Bonds:
          Eurobond 7.875% December 18, 2007 (4)                                                       8,393         6,830
          9.25% September 15, 2027                                                                   23,660        15,645      .10
     Front Loaded Interest Reduction Bonds:
          Series A Eurobond 7.4375% March 31, 2007 (4)                                                2,333         1,914
          Series B Eurobond 7.4375% March 31, 2007 (4)                                                  833           683      .01
                                                                                                              ----------   ------
                                                                                                                   25,072     0.11
                                                                                                              ----------   ------
TOTAL BONDS AND NOTES (cost: $163,836,525)                                                                        182,008     0.80





                                                                                                   Shares/
                                                                                                 Principal        Market  Percent
                                                                                                    Amount         Value   Of Net
SHORT-TERM SECURITIES                                                                                               (000)  Assets
--------------------------------------------                                                      --------      --------   ------

CORPORATE SHORT-TERM NOTES - 3.16%
Alcoa Inc. 6.58% due 7/25/00                                                                         25,000        24,887      .11
Asset Securitization Cooperative Corp., 6.58%-6.81% due 7/5/00                                       50,000        49,881      .22
Bayerische Hypo-Und Vereinsbank AG 6.61% due 8/7/00                                                  25,000        24,827      .11
British Telecommunications PLC 6.55% due 7/5/00                                                      14,000        13,987      .06
CDC Commercial Paper Corp.  6.58% due 7/20/00                                                        39,800        39,656      .18
Den Danske Corp. Inc.  6.55% due 7/10/00                                                             25,000        24,955      .11
Exxon Mobil (Australia) 6.52-6.74% due 7/5/00                                                        30,000        29,973      .13
General Electric Capital Corp.  6.95% due 7/3/00                                                     15,500        15,491      .07
Halifax PLC  6.56% due 7/5/00                                                                        70,490        70,426      .31
IBM Credit Corp.  6.54% due 7/5/00                                                                   21,000        20,981      .10
Lucent Technologies Inc.  6.52% due 7/5/00                                                           50,000        49,955      .22
Motorola Inc.  6.20% due 7/7/00                                                                      27,500        27,466      .12
National Australia Funding (DE) Inc.  6.52-6.76% due 7/5/00                                         118,000       117,891      .52
Park Avenue Receivables Corp.  6.86% due 7/5/00                                                      15,000        14,986      .07
Pharmacia & Upjohn Inc.  6.78% due 7/5/00                                                            50,000        49,953      .22
PT Indah Kiat Pulp & Paper Corp. Tbk 8.875% due 11/1/00                                                 125           123      .00
Royal Bank of Canada  6.55% due 7/5/00                                                                6,367         6,361      .03
UBS Finance (Delaware) Inc. 6.55-6.96% due 7/3 - 7/5/00                                             103,100       103,006      .45
Wal-Mart Stores Inc.  6.52% due 7/5/00 (3)                                                           29,000        28,973      .13
                                                                                                              ----------   ------
                                                                                                                  713,778     3.16
                                                                                                              ----------   ------


FEDERAL AGENCY DISCOUNT NOTES - 1.77%
Fannie Mae 6.50%-6.59% due 7/13-8/3/00                                                               35,490        35,350      .16
Federal Home Loan Bank Discount Corp. 6.58%-6.60% due 7/26-8/4/00                                    94,092        93,522      .41
Freddie Mac 6.49%-6.68% due 7/5-9/7/00                                                              273,730       272,251     1.20
                                                                                                              ----------   ------
                                                                                                                  401,123     1.77
                                                                                                              ----------   ------


NON-U.S. GOVERNMENT SHORT-TERM OBLIGATIONS - 0.08%
Letra Tesouro Nacional due 5/2/01 (7)                                                                BRL37         18,026      .08
                                                                                                              ----------   ------


NON-US CURRENCY - 0.08%
Malaysian Ringgits                                                                               MYR24,988          6,576      .03
Taiwanese Dollars                                                                               TWD373,380         12,182      .05
                                                                                                              ----------   ------
                                                                                                                   18,758     0.08
                                                                                                              ----------   ------


TOTAL SHORT-TERM SECURITIES (cost:$1,151,309,359)                                                               1,151,685     5.09
                                                                                                              ----------   ------
TOTAL INVESTMENT SECURITIES (cost:$16,342,930,065)                                                             23,340,845   103.10


Net unrealized depreciation on foreign currency contracts (9)                                                    (20,208)   (0.09)

Excess of payables over cash and receivables                                                                    (681,987)   (3.01)
(excludes open foreign currency contracts)

NET ASSETS                                                                                                    $22,638,650  100.00%




1. Purchased in a private placement transaction; resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30, 2000, the total market value and cost of such securities was
      $391,365,000 and $442,295,000, respectively, and the
 market value represented 1.73% of net assets. Such securities, excluding certain convertible bonds and American Depositary
Receipts, are valued at fair value.
2. Non-income producing securities.
3. The fund owns 5.00% or more of the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
4. Coupon rate may change periodically.
5. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
6. Security is currently in default.
7. Represents a zero coupon bond that will convert to a coupon-bearing security at a later date.
8. Participation interests were acquired through the financial institution indicated parenthetically.
9. As of June 30, 2000, the net payable consists of the following:


                                                                          U.S. Valuation
                                                                             at 6/30/2000        Unrealized
                                                                 U.S.              Amount    (Depreciation)
                                                                (000)               (000)             (000)
Sales:
  South African Rands expiring 11/16/00
ZAR4,321,150                                                 $608,805            $629,013          ($20,208)
SYMBOLS:

SECURITIES:
ADR - American Depositary Receipts
ADS - American Depositary Shares
GDR- Global Depositary Receipts
GDS-  Global Depositary Shares

NON - US CURRENCY:
ARS - Argentine Peso
BRL - Brazilian Real
CAD - Canadian Dollar
EUR - Euro Dollar
INR - Indian Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
PHP - Philippine Peso
TWD - Taiwan Dollar
ZAR - South African Rand

See Notes to Financial Statements


EQUITY SECURITIES ADDED TO THE
PORTFOLIO SINCE DEC. 31, 1999

African Bank Investments
Amkor Technology
Aracruz Celulose
AsiaInfo Holdings
AudioCodes
BackWeb Technologies
Bancolombia
Bank SinoPac
Cadbury India
Cathay Life Insurance
Check Point Software Technologies
China Development Industrial Bank
Crew Development
Dimension Data Holdings
DSP Group
HCL Technologies America
Hon Hai Precision Industry
Housing & Commercial Bank
KorAm Bank
MUSIC
NIIT
Nova Measuring Instruments
PT Mustika Ratu
RADVision
Rediff.com India
Resorts World
RHB Capital
SET India
SET Satellite (Singapore) Private
Skyworth Digital Holdings
Soktas
StarMedia Network
Tanjong
Telefonica
United World Chinese Commercial Bank
VIA Technologies
Vyyo
Zoran


EQUITY SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE DEC. 31, 1999


Alpha Credit Bank
AO Torgovy Dom Gum
APM Automotive Holdings
Asia Cement
Avalon Oil
Banco Rio de la Plata
Brasmotor
Cathay Construction
Cia. de Electricidade do Estado do Rio de Janeiro - CERJ
Cia. Paranaense de Energia - COPEL
Cie. Financiere pour l'Europe Centrale
EXBUD
Flex Industries
Hansol Paper
Hudaco Industries
Indian Aluminium
Koor Industries
LML
Madras Cements
Metropolitan Bank and Trust
Ng Fung Hong
Phatra Insurance
Ritek
San Miguel
Seoul Asia Index Trust
Sime UEP Properties
Southeast Asia Cement Holdings
Tan Chong Motor Holdings
Tata Iron & Steel
Tele Norte Leste Participacoes
Tele Sudeste Celular Participacoes
Telecomunicacoes de Sao Paulo --Telesp
Telefonica de Argentina
Telesp Participacoes
White Martins

Emerging Markets Growth Fund, Inc.

Statement of Assets and Liabilities
at June 30, 2000
(dollars in thousands, except per share data)
Assets:
 Investment securities at market
   (cost: $16,342,930)                                         $23,340,845
 Cash                                                                6,132
 Receivables for--
   Sales of investments                       $               174,593
   Sales of fund shares                              17,750
   Dividends and accrued interest                    43,072        235,415
   Open forward currency contracts                        0

                                                                23,582,392

Liabilities:
 Non-U.S. taxes payable                                             79,957
 Payables for--
   Purchases of investments                         183,542
   Unfunded capital commitments                      59,205
   Redemptions of fund shares                       585,434
   Open forward currency contracts                   20,208
   Management services                               10,759
   Accrued expenses                                   4,637        863,785

                                                                   943,742

Net Assets at June 30, 2000 --
  Equivalent to $68.69 per share on
  329,596,210 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                         $22,638,650


See Notes to Financial Statements
Emerging Markets Growth Fund, Inc.

Statement of Operations
For the Year Ended June 30, 2000
(dollars in thousands)

Investment Income:
 Income:
  Dividends                                        $272,728
  Interest                                          115,337       $388,065

 Expenses:
  Management services fee                           127,133
  Custodian fee                                      22,346
  Registration statement and prospectus                  25
  Auditing and legal fees                               472
  Reports to shareholders                                44
  Taxes other than federal income tax                   251
  Directors' fees                                       203
  Other expenses                                      1,284        151,758

 Income before non-U.S. taxes                                      236,307
 Non-U.S. taxes                                                      -

 Net investment income                                             236,307

Realized Gain and Unrealized
 Appreciation on Investments:
 Realized gain before non-U.S. taxes                559,397
 Non-U.S. taxes                                     (15,301)

  Net realized gain                                                544,096

 Net unrealized appreciation on investment
  securities                                      3,783,041
 Net change in unrealized depreciation
   on open forward currency contracts                  (525)

  Net unrealized appreciation                     3,782,516
  Non-U.S. taxes                                    (69,158)

   Net unrealized appreciation on
    investments                                                  3,713,358

 Net realized gain and net unrealized
  appreciation on investments                                    4,257,454

Net Increase in Net Assets Resulting
 from Operations                                                $4,493,761


See Notes to Financial Statements
Emerging Markets Growth Fund, Inc.

Statement of Changes in Net Assets
(dollars in thousands, except per share data)
                                             Year Ended June 30

                                                  2000           1999

Operations:
 Net investment income                             $236,307       $411,622
 Net realized gain (loss) on investments            544,096     (1,036,552)
 Net unrealized appreciation
  on investments                                  3,713,358      3,934,960

  Net increase in net assets
   resulting from operations                      4,493,761      3,310,030

Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income              (318,059)       -

Capital Share Transactions:
 Proceeds from shares sold:
  39,012,206 and 58,327,982 shares, respectiv     2,639,392      2,473,079
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  4,595,840 shares                                  288,159        -
 Cost of shares repurchased:
  40,834,319 shares                              (2,612,027)       -


  Net increase in net assets
   resulting from capital share
   transactions                                     315,524      2,473,079

Total Increase in Net Assets                      4,491,226      5,783,109

Net Assets:
 Beginning of year                               18,147,424     12,364,315

 End of year (including excess net investment
  income over net distributions: $23,786 and
  $154,942, respectively)                       $22,638,650    $18,147,424


See Notes to Financial Statements


        Emerging Markets Growth Fund
Notes to Financial Statements


1.  Organization and Significant Accounting Policies

Organization - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end interval investment company ("open-end interval fund"). The Fund was originally organized as a closed-end, diversified management investment company. The Fund converted its structure to that of an open-end interval fund on July 1, 1999. As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

Significant Accounting Policies - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Security Valuation - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

     Non-U.S. Currency Translation - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets in an amount sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized daily over the expected life of the security.

     Purchases and Redemptions of Fund Shares - Shares of the fund are offered for sale on the last business day of the week and on the last business day of the month, subject to certain limitations. In accordance with the fund's open-end interval policy, the fund redeems its shares at monthly intervals. At June 30, 2000, payables for redemptions of fund shares totalled $585,434,000.

Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made. The fund segregates liquid assets to cover such commitments.

     Forward Currency Contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

Options - The fund may purchase options, which represent securities transaction agreements tied to stocks. The risks associated with the use of options include the imperfect correlation between the change in market value of securities and the value of options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contracts. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. The fund had no options outstanding at June 30, 2000.

2. Non-U.S. Investment Risk

Investments in securities of non-U.S. issuers in certain countries involves special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

Non-U.S. Taxation - Dividend income, interest income and realized gain of the fund derived in certain countries may be subject to certain non-U.S. taxes at rates ranging from approximately 5% to 30%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain at the appropriate rates for each jurisdiction.

3. Federal Income Taxation

 The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of June 30, 2000, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $6,788,948,000, net of accumulated deferred taxes totaling $78,379,000, of which $8,479,237,000 related to appreciated securities and $1,690,289,000 related to depreciated securities. During the fiscal year ended June 30, 2000, the fund realized, on a tax basis, a net capital gain of $455,316,000 on securities transactions. At June 30, 2000, the fund had available a net capital loss carryforward totaling $753,802,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $16,473,518,000 at June 30, 2000.

4. Fees and Transactions with Related Parties

Investment Advisory Fee - The fee of $127,133,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned indirect subsidiary of The Capital Group Companies, Inc.

Deferred Directors' Fees - Directors who are unaffiliated with CII may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of June 30, 2000, aggregate amounts deferred and earnings thereon were $213,000. These amounts are included with accrued expenses.

5. Investment Transactions and Other Disclosures

As of June 30, 2000, accumulated undistributed net realized loss on investments was $824,953,000 and additional paid-in capital was $16,537,399,000. The fund reclassified $47,333,000 to undistributed net realized loss from additional paid-in capital and $49,404,000 to additional paid-in capital from undistributed net investment income for the fiscal year ended June 30, 2000 as a result of permanent differences between book and tax.

The fund made purchases and sales of investment securities, excluding certain short-term securities, of $7,701,293,000 and 7,449,422,000, respectively, during the fiscal year ended June 30, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $22,346,000 includes $179,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the fiscal year ended June 30, 2000, such non-U.S. taxes were $30,171,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $25,932,000 for the fiscal year ended June 30, 2000.




Emerging Markets Growth Fund, Inc.
Per-Share Data and Ratios
                                                  Year      Year      Year      Year     Year
                                                 ended     ended     ended     ended    ended
                                               June 30   June 30   June 30   June 30  June 30
                                                  2000      1999      1998      1997     1996

Net Asset Value, Beginning of
  Year                                          $55.53    $46.05    $70.87    $57.57   $52.36

 Income from Investment
  Operations:
   Net investment income                          0.58      1.48      1.56      1.61     1.30
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                         13.86      8.03    (20.69)    14.51     6.49
  Non-U.S. taxes                                  (.30)     (.03)     0.05      (.01)    (.01)

   Total income (loss) from
    investment operations                        14.14      9.48    (19.08)    16.11     7.78

 Less Distributions:
  Dividends from net
   investment income                              (.98)              (2.36)    (1.79)   (1.30)
  Distributions from net
   realized gains                                                    (3.38)    (1.02)   (1.27)

   Total distributions                            (.98)              (5.74)    (2.81)   (2.57)

Net Asset Value, End of Year                    $68.69    $55.53    $46.05    $70.87   $57.57

Total Return                                     25.63%    20.59%  (27.56)%   29.17%   15.49%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                $22,639   $18,147   $12,364   $13,584   $8,451
 Ratio of expenses to average
  net assets                                       .71%      .73%      .76%      .78%   .84%
 Ratio of expenses and non-U.S.
   taxes to average net assets                    1.15%      .73%      .80%      .78%   .85%
 Ratio of net income to average
  net assets                                      1.11%     3.03%     2.58%     2.74%   2.54%
 Portfolio turnover rate                         35.86%    33.71%    23.41%    23.75%  17.78%

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 2000, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
August 4, 2000

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. Please note that the fund made distributions to its shareholders during the current fiscal year of $0.98 per share.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes and foreign source income on a per-share basis for the fiscal year ended June 30, 2000 are $0.09 and $0.62, respectively. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represent qualifying dividends.

The fund did not derive any interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

Since the amounts above are reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information that will be mailed in 2001 to determine the calendar year amounts to be included on their 2000 tax returns. Shareholders should consult their tax advisers.

Board of Directors

R. Michael Barth, The Hague, The Netherlands
Chief Executive Officer, F.M.O.,
The Netherlands Development Finance Company

Collette D. Chilton, Murray Hill, New Jersey
Chief Investment Officer,
Lucent Technologies, Inc.

Nancy Englander, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

David I. Fisher, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

Khalil Foulathi, Abu Dhabi, United Arab Emirates
Executive Director, Abu Dhabi Investment Authority

Beverly L. Hamilton, Los Angeles, California
Investment Management Adviser;
former President, ARCO Investment
Management Company

Raymond Kanner, Stamford, Connecticut
Director, Global Equity Investments,
IBM Retirement Funds

Marinus W. Keijzer, Zeist, The Netherlands
Director, Investment Strategy, Pensioenfonds PGGM

Hugh G. Lynch, Ridgewood, New Jersey
Director, The Greater China Fund;
former Managing Director, General Motors
Investment Management Corporation

Helmut Mader, Kronberg, Germany
Former Director, Deutsche Bank AG

William Robinson, New South Wales, Australia
Director, Deutsche Fund Management Limited

Aje K. Saigal, Singapore
Director, Global Equities,
Government of Singapore Investment Corp. plc

Patricia A. Small, Oakland, California
Treasurer, The Regents of the University of California

Walter P. Stern, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital International, Inc.

Shaw B. Wagener, Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital International, Inc.


Other Officers

Roberta A. Conroy, Los Angeles, California
Senior Vice President and Secretary of the fund
Assistant General Counsel,
The Capital Group Companies, Inc.

Hartmut Giesecke, Singapore
Senior Vice President of the fund
Chairman of the Board and Director,
Capital International K.K.;
Senior Vice President and Director,
Capital International, Inc.

Victor D. Kohn, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

Nancy J. Kyle, New York, New York
Senior Vice President of the fund
Senior Vice President and Director,
Capital Guardian Trust Company

Michael A. Felix, Brea, California
Vice President and Treasurer of the fund
Senior Vice President, Capital International, Inc.

Peter C. Kelly, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

Robert H. Neithart, Los Angeles, California
Vice President of the fund
Executive Vice President and Research Director of Emerging Markets, and Director,
Capital International Research, Inc.
Abbe G. Shapiro, Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

Lisa B. Thompson, New York, New York
Vice President of the fund
Vice President and Research Director
of Emerging Markets, and Director,
Capital International Research, Inc.

Valerie Y. Lewis, Los Angeles, California
Assistant Secretary of the fund
Fund Compliance Specialist,
The Capital Group Companies, Inc.

Jeanne M. Nakagama, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.

Lee K. Yamauchi, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.

Offices of The Fund and of The Investment Adviser,
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92821-5823

Custodian of Assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel

Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

Independent Accountants

PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  TAG/CGRC/4674/75012
(c) 2000 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-011-0800(NLS)